CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Second-Quarter 2021 Results – Full-Year 2021 Guidance Increased

CINCINNATI, July 27, 2021—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2021, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 6.0% to $532 million
•	GAAP Diluted Earnings-per-Share (EPS) of $3.51, a decrease of 29.9%
•	Adjusted Diluted EPS of $4.60, an increase of 4.3%

VITAS segment operating results:

•	Net Patient Revenue of $312 million, a decline of 4.7%
•	Average Daily Census (ADC) of 17,995, a decline of 6.3%
•	Admissions of 16,840, an increase of 0.1%
•	Net Income, excluding certain discrete items, of $39.4 million, a decline of 21.4%
•	Adjusted EBITDA, excluding Medicare Cap, of $54.8 million, a decline of 24.4%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 17.4%, a decrease of 430-basis points

Roto-Rooter segment operating results:

•	Revenue of $220 million, an increase of 26.1%
•	Net Income, excluding certain discrete items, of $44.9 million, an increase of 40.1%
•	Adjusted EBITDA of $64.3 million, an increase of 37.2%
•	Adjusted EBITDA margin of 29.2%, an increase of 236-basis points

VITAS

VITAS net revenue was $312 million in the second quarter of 2021, which is a decline of 4.7%, when compared to the prior-year period.  This revenue decline is comprised primarily of a 6.3% decline in days-of-care offset by a geographically weighted average Medicare reimbursement rate increase (including the suspension of sequestration on May 1, 2020) of approximately 1.8%.

Acuity mix shift had a net impact of reducing revenue approximately $3.8 million, or 1.2%, in the quarter when compared to the prior-year revenue and level-of-care mix.  The combination of a lower Medicare Cap and other contra revenue changes offset a portion of the revenue decline by approximately 90-basis points.

In the second quarter of 2021, VITAS accrued $2.0 million in Medicare Cap billing limitations.  This compares to a $5.7 million Medicare Cap billing limitation in the second quarter of 2020.

Of VITAS’ 30 Medicare provider numbers, 27 provider numbers currently have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 0% and 5% and two provider numbers currently have a fiscal 2021 Medicare Cap billing limitation liability.

Average revenue per patient per day in the second quarter of 2021 was $195.21, which, including acuity mix shift, is 61-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $169.06 and $988.03, respectively.  During the quarter, high acuity days-of-care were 3.2% of total days of care, 32-basis points less than the prior-year quarter.

The second quarter 2021 gross margin, excluding Medicare Cap, increased costs for personal protection equipment (PPE), disinfecting facilities and other costs related to operating during the pandemic, was 24.7%.  This is a 252-basis point margin decline when compared to the second quarter of 2020.

Selling, general and administrative expense was $22.6 million in the second quarter of 2021 and compares to $21.1 million incurred in the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $54.8 million in the quarter, a decrease of 24.4%.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 17.4%, which is 430-basis points less than the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $220 million in the second quarter of 2021, an increase of $45.6 million, or 26.1%, over the prior-year quarter.

Total Roto-Rooter branch commercial revenue in the quarter totaled $50.3 million, an increase of 31.8% over the prior year.  This aggregate commercial revenue growth consisted of drain cleaning revenue increasing 39.8%, plumbing increasing 32.4% and excavation expanding 25.8%.  Water restoration increased 8.3%.

Total Roto-Rooter branch residential revenue in the quarter totaled $149 million, an increase of 23.7% over the prior-year period.  This aggregate residential revenue growth consisted of drain cleaning increasing 20.6%, plumbing expanding 30.7%, excavation increasing 22.4%, and water restoration increasing 23.1%.

Roto-Rooter’s gross margin in the quarter was 53.3%, a 211-basis point increase when compared to the second quarter of 2020.  Adjusted EBITDA in the second-quarter of 2021 totaled $64.3 million, an increase of 37.2%.  The Adjusted EBITDA margin in the quarter was 29.2%, which is a 236-basis point increase when compared to the prior year.

Chemed Consolidated

As of June 30, 2021, Chemed had total cash and cash equivalents of $92 million and no long-term debt.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At June 30, 2021, the Company had approximately $404 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 250,000 shares of Chemed stock for $122 million which equates to a cost per share of $487.53.  As of June 30, 2021, there was approximately $312 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time, Chemed has repurchased approximately 14.9 million shares, aggregating approximately $1.6 billion at an average share cost of $104.70.  Including dividends over this period, Chemed has returned approximately $1.8 billion to shareholders.

Guidance for 2021

Historically, Chemed earnings guidance has been developed using previous years’ key operating metrics which are then modeled and projected out for the calendar year.  Critical within these projections is the understanding of traditional patterned correlations among key operating metrics. This modeling exercise also takes into consideration anticipated industry and macro-economic issues outside of management’s control but are somewhat predictable in terms of timing and impact on our business segments’ operating results.

The COVID-19 pandemic has made accurate modeling and providing meaningful earnings guidance exceptionally challenging.  Since the start of the pandemic, Chemed has been able to successfully navigate within this rapidly changing environment and produce operating results that we believe provide us with the ability to issue earnings guidance for the 2021 calendar year.  However, this guidance should be taken with the recognition the pandemic will continue to disrupt our healthcare system and general economy to such an extent that future rules, regulations and government mandates could materially impact the company’s ability to achieve this guidance.

Statistically, patients residing in senior housing are identified as hospice appropriate earlier into their terminal prognosis and have a much greater probability of having a length of stay in excess of 90 days.   Hospice patients referred from hospitals, oncology practices and similar referral sources are generally more acute and have a significantly lower probability of lengths-of-stay exceeding 90 days.  According to data released by the National Investment Center for Seniors

Housing & Care, COVID-19 continues to adversely affect senior housing occupancy.  This reduced occupancy in senior housing has had a corresponding reduction in VITAS nursing home admissions.  Nursing home patients represented 14.9% of VITAS’ second quarter 2021 patient census.  This compares to nursing home patients averaging 18.2% of total census just prior to the pandemic.

This guidance anticipates senior housing occupancy will begin to normalize to pre-pandemic occupancy starting in the second half of calendar year 2021.

Based upon the above discussion, VITAS 2021 revenue, prior to Medicare Cap, is estimated to decline approximately 4.5% when compared to the prior year. Average Daily Census in 2021 is estimated to decline approximately 5.0%.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 18.3%.  We are currently estimating $7.5 million for Medicare Cap billing limitations in calendar year 2021.

Roto-Rooter is forecasted to achieve full-year 2021 revenue growth of 15.0% to 15.5%.  Roto-Rooter’s Adjusted EBITDA margin for 2021 is estimated to be between 28% to 29%.

Based upon the above, full-year 2021 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation, and other discrete items, is estimated to be in the range of $18.20 to $18.50.  This compares to initial 2021 adjusted earnings per diluted share guidance of $17.00 to $17.50.  This revised 2021 guidance assumes an effective corporate tax rate on adjusted earnings of 24.7%. Chemed’s 2020 reported adjusted earnings per diluted share was $18.08.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, July 28, 2021, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 4172673.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 4172673.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 18,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Service revenues and sales	$532,256	$502,199	1,059,616	$1,017,997
Cost of services provided and goods sold	350,493	352,163	690,966	703,908
Selling, general and administrative expenses (aa)	93,838	84,513	185,437	155,096
Depreciation	13,612	11,659	25,327	23,047
Amortization	2,510	2,488	5,020	4,965
Other operating expense/(income)	104	(41,384)	726	(41,142)
Total costs and expenses	460,557	409,439	907,476	845,874
Income from operations	71,699	92,760	152,140	172,123
Interest expense	(379)	(651)	(760)	(1,626)
Other income/(expense)--net (bb)	3,785	7,514	7,387	(1,952)
Income before income taxes	75,105	99,623	158,767	168,545
Income taxes	(18,583)	(17,522)	(36,845)	(30,553)
Net income	$56,522	$82,101	$121,922	$137,992
Earnings Per Share
Net income	$3.57	$5.16	$7.66	$8.65
Average number of shares outstanding	15,829	15,914	15,919	15,953
Diluted Earnings Per Share
Net income	$3.51	$5.01	$7.52	$8.39
Average number of shares outstanding	16,101	16,373	16,205	16,445

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$88,510	$75,176	$175,178	$153,511
Market value adjustments related to deferred
compensation trusts	3,655	7,408	6,693	(2,164)
Long-term incentive compensation	1,673	1,929	3,566	3,749
Total SG&A expenses	$93,838	$84,513	$185,437	$155,096

(bb) Other income/(expense)--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Market value adjustments related to deferred
compensation trusts	$3,655	$7,408	$6,693	$(2,164)
Interest income	138	116	230	225
Other	(8)	(10)	464	(13)
Total other income/(expense)--net	$3,785	$7,514	$7,387	$(1,952)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	June 30,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$92,120	$20,376
Accounts receivable less allowances	123,329	132,487
Inventories	7,411	7,467
Prepaid income taxes	23,386	5,794
Prepaid expenses	22,840	23,183
Total current assets	269,086	189,307
Investments of deferred compensation plans held in trust	98,256	80,113
Properties and equipment, at cost less accumulated depreciation	192,653	183,017
Lease right of use asset	123,207	128,418
Identifiable intangible assets less accumulated amortization	113,137	122,791
Goodwill	578,650	578,491
Other assets	8,807	9,055
Total Assets	$1,383,796	$1,291,192
Liabilities
Current liabilities
Accounts payable	$55,975	$36,704
Income taxes	5	19,576
Accrued insurance	51,963	50,847
Accrued compensation	83,608	80,552
Accrued legal	1,391	6,959
Short-term lease liability	36,440	36,093
Unutilized CARES Act Grant	-	39,236
Other current liabilities	38,020	48,549
Total current liabilities	267,402	318,516
Deferred income taxes	21,713	21,108
Deferred compensation liabilities	97,374	77,639
Long-term lease liability	99,093	104,444
Other liabilities	27,440	18,789
Total Liabilities	513,022	540,496
Stockholders' Equity
Capital stock	36,385	36,040
Paid-in capital	999,697	904,421
Retained earnings	1,834,835	1,553,144
Treasury stock, at cost	(2,002,326)	(1,745,299)
Deferred compensation payable in Company stock	2,183	2,390
Total Stockholders' Equity	870,774	750,696
Total Liabilities and Stockholders' Equity	$1,383,796	$1,291,192

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Six Months Ended June 30,
	2021	2020
Cash Flows from Operating Activities
Net income	$121,922	$137,992
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	30,347	28,012
Stock option expense	12,345	10,113
Litigation settlements paid	(9,440)	-
Noncash long-term incentive compensation	3,402	3,527
Noncash directors' compensation	1,173	1,171
Provision for deferred income taxes	1,051	2,717
Amortization of debt issuance costs	153	153
Provision for bad debts	40	871
Unutilized CARES Act grant	-	39,236
Deferred payroll taxes	-	10,716
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Decrease in accounts receivable	4,722	6,696
Increase in inventories	(316)	(5)
Decrease/(increase) in prepaid expenses	3,337	(33)
(Decrease)/increase in accounts payable and
other current liabilities	(10,815)	13,303
Change in current income taxes	(26,242)	23,725
Net change in lease assets and liabilities	(436)	1,287
Increase in other assets	(10,088)	(2,988)
Increase in other liabilities	10,088	1,383
Other sources/(uses)	796	(54)
Net cash provided by operating activities	132,039	277,822
Cash Flows from Investing Activities
Capital expenditures	(33,604)	(32,251)
Business combinations	-	(3,600)
Other sources	302	473
Net cash used by investing activities	(33,302)	(35,378)
Cash Flows from Financing Activities
Purchases of treasury stock	(166,649)	(122,148)
Proceeds from exercise of stock options	16,186	19,440
Dividends paid	(10,864)	(10,238)
Capital stock surrendered to pay taxes on stock-based compensation	(8,598)	(14,845)
Payments on revolving line of credit	-	(264,900)
Proceeds from revolving line of credit	-	174,900
Change in cash overdrafts payable	-	(9,849)
Other sources/(uses)	633	(586)
Net cash used by financing activities	(169,292)	(228,226)
(Decrease)/Increase in Cash and Cash Equivalents	(70,555)	14,218
Cash and cash equivalents at beginning of year	162,675	6,158
Cash and cash equivalents at end of year	$92,120	$20,376

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2021 AND 2020
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$311,935	$220,321	$-	$532,256
Cost of services provided and goods sold	247,519	102,974	-	350,493
Selling, general and administrative expenses	22,631	53,556	17,651	93,838
Depreciation	7,125	6,468	19	13,612
Amortization	18	2,492	-	2,510
Other operating expense	87	17	-	104
Total costs and expenses	277,380	165,507	17,670	460,557
Income/(loss) from operations	34,555	54,814	(17,670)	71,699
Interest expense	(43)	(89)	(247)	(379)
Intercompany interest income/(expense)	4,486	1,649	(6,135)	-
Other income—net	99	32	3,654	3,785
Income/(loss) before income taxes	39,097	56,406	(20,398)	75,105
Income taxes	(9,385)	(13,633)	4,435	(18,583)
Net income/(loss)	$29,712	$42,773	$(15,963)	$56,522

2020 (b)
Service revenues and sales	$327,465	$174,734	$-	$502,199
Cost of services provided and goods sold	266,815	85,348	-	352,163
Selling, general and administrative expenses	21,072	44,231	19,210	84,513
Depreciation	5,556	6,069	34	11,659
Amortization	18	2,470	-	2,488
Other operating income	(40,826)	(558)	-	(41,384)
Total costs and expenses	252,635	137,560	19,244	409,439
Income/(loss) from operations	74,830	37,174	(19,244)	92,760
Interest expense	(45)	(90)	(516)	(651)
Intercompany interest income/(expense)	4,739	1,422	(6,161)	-
Other income/(expense)—net	104	(10)	7,420	7,514
Income/(loss) before income taxes	79,628	38,496	(18,501)	99,623
Income taxes	(19,383)	(9,028)	10,889	(17,522)
Net income/(loss)	$60,245	$29,468	$(7,612)	$82,101

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2021 (a)
Service revenues and sales	$627,723	$431,893	$-	$1,059,616
Cost of services provided and goods sold	486,186	204,780	-	690,966
Selling, general and administrative expenses	44,721	106,878	33,838	185,437
Depreciation	12,462	12,821	44	25,327
Amortization	36	4,984	-	5,020
Other operating expense	590	136	-	726
Total costs and expenses	543,995	329,599	33,882	907,476
Income/(loss) from operations	83,728	102,294	(33,882)	152,140
Interest expense	(85)	(179)	(496)	(760)
Intercompany interest income/(expense)	9,011	3,269	(12,280)	-
Other income—net	632	63	6,692	7,387
Income/(loss) before income taxes	93,286	105,447	(39,966)	158,767
Income taxes	(22,805)	(25,497)	11,457	(36,845)
Net income/(loss)	$70,481	$79,950	$(28,509)	$121,922

2020 (b)
Service revenues and sales	$665,380	$352,617	$-	$1,017,997
Cost of services provided and goods sold	526,244	177,664	-	703,908
Selling, general and administrative expenses	43,341	90,513	21,242	155,096
Depreciation	11,030	11,947	70	23,047
Amortization	36	4,929	-	4,965
Other operating expense	(40,712)	(430)	-	(41,142)
Total costs and expenses	539,939	284,623	21,312	845,874
Income/(loss) from operations	125,441	67,994	(21,312)	172,123
Interest expense	(90)	(192)	(1,344)	(1,626)
Intercompany interest income/(expense)	9,125	2,771	(11,896)	-
Other income/(expense)—net	169	30	(2,151)	(1,952)
Income/(loss) before income taxes	134,645	70,603	(36,703)	168,545
Income taxes	(33,121)	(16,813)	19,381	(30,553)
Net income/(loss)	$101,524	$53,790	$(17,322)	$137,992

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$29,712	$42,773	$(15,963)	$56,522
Add/(deduct):
Interest expense	43	89	247	379
Income taxes	9,385	13,633	(4,435)	18,583
Depreciation	7,125	6,468	19	13,612
Amortization	18	2,492	-	2,510
EBITDA	46,283	65,455	(20,132)	91,606
Add/(deduct):
Intercompany interest expense/(income)	(4,486)	(1,649)	6,135	-
Interest income	(106)	(32)	-	(138)
Direct costs related to COVID-19	11,084	582	-	11,666
Stock option expense	-	-	6,239	6,239
Long-term incentive compensation	-	-	1,673	1,673
Litigation settlements	-	(98)	-	(98)
Adjusted EBITDA	$52,775	$64,258	$(6,085)	$110,948

2020
Net income/(loss)	$60,245	$29,468	$(7,612)	$82,101
Add/(deduct):
Interest expense	45	90	516	651
Income taxes	19,383	9,028	(10,889)	17,522
Depreciation	5,556	6,069	34	11,659
Amortization	18	2,470	-	2,488
EBITDA	85,247	47,125	(17,951)	114,421
Add/(deduct):
Intercompany interest expense/(income)	(4,739)	(1,422)	6,161	-
Interest (income)/expense	(113)	10	(13)	(116)
CARES Act grant	(40,989)	-	-	(40,989)
Direct costs related to COVID-19	24,265	1,117	-	25,382
Stock option expense	-	-	5,068	5,068
COVID-19 related Medicare cap	2,250	-	-	2,250
Long-term incentive compensation	-	-	1,929	1,929
Medicare cap sequestration adjustment	796	-	-	796
Adjusted EBITDA	$66,717	$46,830	$(4,806)	$108,741

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2021
Net income/(loss)	$70,481	$79,950	$(28,509)	$121,922
Add/(deduct):
Interest expense	85	179	496	760
Income taxes	22,805	25,497	(11,457)	36,845
Depreciation	12,462	12,821	44	25,327
Amortization	36	4,984	-	5,020
EBITDA	105,869	123,431	(39,426)	189,874
Add/(deduct):
Intercompany interest expense/(income)	(9,011)	(3,269)	12,280	-
Interest income	(167)	(63)	-	(230)
Direct costs related to COVID-19	12,836	1,136	38	14,010
Stock option expense	-	-	12,345	12,345
Long-term incentive compensation	-	-	3,566	3,566
Litigation settlements	-	(98)	-	(98)
Adjusted EBITDA	$109,527	$121,137	$(11,197)	$219,467
2020
Net income/(loss)	$101,524	$53,790	$(17,322)	$137,992
Add/(deduct):
Interest expense	90	192	1,344	1,626
Income taxes	33,121	16,813	(19,381)	30,553
Depreciation	11,030	11,947	70	23,047
Amortization	36	4,929	-	4,965
EBITDA	145,801	87,671	(35,289)	198,183
Add/(deduct):
Intercompany interest expense/(income)	(9,125)	(2,771)	11,896	-
Interest income	(181)	(31)	(13)	(225)
Direct costs related to COVID-19	25,238	1,978	-	27,216
CARES Act grant	(40,989)	-	-	(40,989)
Stock option expense	-	-	10,114	10,114
Long-term incentive compensation	-	-	3,749	3,749
COVID-19 Medicare cap	2,250	-	-	2,250
Medicare cap sequestration adjustment	1,472	-	-	1,472
Adjusted EBITDA	$124,466	$86,847	$(9,543)	$201,770

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income as reported	$56,522	$82,101	$121,922	$137,992
Add/(deduct) pre-tax cost of:
Direct costs related to COVID-19	11,666	25,382	14,010	27,216
Stock option expense	6,239	5,068	12,345	10,114
Amortization of reacquired franchise agreements	2,352	2,352	4,704	4,704
Long-term incentive compensation	1,673	1,929	3,566	3,749
Facility relocation expenses	1,855	-	1,855	-
Litigation settlements	(98)	-	(98)	-
CARES Act grant	-	(40,989)	-	(40,989)
COVID-19 Medicare cap	-	2,250	-	2,250
Medicare cap sequestration adjustments	-	796	-	1,472
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(5,241)	1,537	(7,728)	(814)
Excess tax benefits on stock compensation	(868)	(8,203)	(4,106)	(12,756)
Adjusted net income	$74,100	$72,223	$146,470	$132,938

Diluted Earnings Per Share As Reported
Net income	$3.51	$5.01	$7.52	$8.39
Average number of shares outstanding	16,101	16,373	16,205	16,445

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.60	$4.41	$9.04	$8.08
Average number of shares outstanding	16,101	16,373	16,205	16,445

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2021	2020	2021	2020
Net revenue ($000) (c)
Homecare	$264,926	$276,345	$528,680	$548,098
Inpatient	27,371	25,868	56,527	58,350
Continuous care	24,282	34,582	51,631	75,137
Other	3,078	2,109	6,016	5,265
Subtotal	$319,657	$338,904	$642,854	$686,850
Room and board, net	(2,657)	(2,647)	(5,322)	(6,028)
Contractual allowances	(3,065)	(3,042)	(6,309)	(7,192)
Medicare cap allowance	(2,000)	(5,750)	(3,500)	(8,250)
Net Revenue	$311,935	$327,465	$627,723	$665,380
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.9%	81.5%	82.2%	79.8%
Inpatient	8.6	7.6	8.8	8.5
Continuous care	7.6	10.2	8.0	10.9
Other	0.9	0.7	1.0	0.8
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.8)	(0.9)
Contractual allowances	(1.0)	(0.9)	(1.0)	(1.0)
Medicare cap allowance	(0.6)	(1.7)	(0.6)	(1.2)
Net Revenue	97.6%	96.6%	97.6%	96.9%
Days of care
Homecare	1,335,482	1,401,744	2,665,374	2,766,490
Nursing home	244,423	279,462	477,206	582,836
Respite	5,338	4,158	10,178	10,850
Subtotal routine homecare and respite	1,585,243	1,685,364	3,152,758	3,360,176
Inpatient	26,493	25,542	54,167	57,890
Continuous care	25,786	35,814	55,086	77,187
Total	1,637,522	1,746,720	3,262,011	3,495,253

Number of days in relevant time period	91	91	181	182
Average daily census ("ADC") (days)
Homecare	14,676	15,404	14,726	15,201
Nursing home	2,686	3,071	2,636	3,202
Respite	59	45	57	60
Subtotal routine homecare and respite	17,421	18,520	17,419	18,463
Inpatient`	291	281	299	318
Continuous care	283	394	304	424
Total	17,995	19,195	18,022	19,205
Total Admissions	16,840	16,822	34,975	35,425
Total Discharges	16,525	17,000	35,054	35,208
Average length of stay (days)	94.5	90.9	94.4	90.8
Median length of stay (days)	14.0	14.0	13.0	14.0
ADC by major diagnosis
Cerebro	36.8%	35.2%	36.5%	35.7%
Neurological	22.4	21.7	22.3	21.6
Cancer	12.1	12.8	12.2	12.7
Cardio	15.6	16.1	15.6	15.9
Respiratory	7.3	8.2	7.5	8.3
Other	5.8	6.0	5.9	5.8
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.4%	20.9%	21.5%	21.0%
Neurological	12.3	13.4	12.3	12.9
Cancer	28.9	27.6	26.9	28.0
Cardio	14.8	14.6	14.5	14.9
Respiratory	10.5	9.8	10.7	10.9
Other	12.1	13.7	14.1	12.3
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.0%	0.9%	1.0%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	36.3	31.9	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	21.0	26.7	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021 AND 2020
(unaudited)

(a)	Included in the results of operations for 2021 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(11,084)	$(582)	$-	$(11,666)
	Stock option expense	-	-	(6,239)	(6,239)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Long-term incentive compensation	-	-	(1,673)	(1,673)
	Litigation settlements	-	98	-	98
		(12,939)	(2,836)	(7,912)	(23,687)
	Excess tax benefits on stock compensation	-	-	868	868
	Income tax benefit on the above	3,287	751	1,203	5,241
	After-tax impact on earnings	$(9,652)	$(2,085)	$(5,841)	$(17,578)

		Six Months Ended June 30, 2021
		VITAS	Roto-Rooter	Corporate	Consolidated

	Direct costs related to COVID-19	$(12,836)	$(1,136)	$(38)	$(14,010)
	Stock option expense	-	-	(12,345)	(12,345)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,566)	(3,566)
	Facility relocation expenses	(1,855)	-	-	(1,855)
	Litigation settlements	-	98	-	98
	Pretax impact on earnings	(14,691)	(5,742)	(15,949)	(36,382)
	Excess tax benefits on stock compensation	-	-	4,106	4,106
	Income tax benefit on the above	3,731	1,522	2,475	7,728
	After-tax impact on earnings	$(10,960)	$(4,220)	$(9,368)	$(24,548)

(b)	Included in the results of operations for 2020 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$40,989	$-	$-	$40,989
	Direct costs related to COVID-19	(24,265)	(1,117)	-	(25,382)
	Stock option expense	-	-	(5,068)	(5,068)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	COVID-19 Medicare cap	(2,250)	-	-	(2,250)
	Long-term incentive compensation	-	-	(1,929)	(1,929)
	Medicare cap sequestration adjustment	(796)	-	-	(796)
	Pretax impact on earnings	13,678	(3,469)	(6,997)	3,212
	Excess tax benefits on stock compensation	-	-	8,203	8,203
	Income tax benefit on the above	(3,515)	918	1,060	(1,537)
	After-tax impact on earnings	$10,163	$(2,551)	$2,266	$9,878

		Six Months Ended June 30, 2020
		VITAS	Roto-Rooter	Corporate	Consolidated

	CARES Act grant	$40,989	$-	$-	$40,989
	Direct costs related to COVID-19	(25,238)	(1,978)	-	(27,216)
	Stock option expense	-	-	(10,114)	(10,114)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,749)	(3,749)
	COVID-19 Medicare cap	(2,250)	-	-	(2,250)
	Medicare cap sequestration adjustment	(1,472)	-	-	(1,472)
	Pretax impact on earnings	12,029	(6,682)	(13,863)	(8,516)
	Excess tax benefits on stock compensation	-	-	12,756	12,756
	Income tax benefit on the above	(3,096)	1,770	2,140	814
	After-tax impact on earnings	$8,933	$(4,912)	$1,033	$5,054

(c)

VITAS has 10 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers, for the current cap year, 27 provider numbers have a Medicare cap cushion of 10% or greater, one provider number has a cap cushion between 0% and 5%, and two provider numbers have a Medicare cap liability.